SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                          ---------------------------

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15 (d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


        Date of Report (Date of earliest event reported): April 23, 2003

                                ----------------


                                   ATMI, INC.
             (Exact name of registrant as specified in its charter)

             Delaware                      0-30130               06-1481060
   (State or other jurisdiction     (Commission file number)  (I.R.S. employer
 of incorporation or organization)                           identification no.)

              7 Commerce Drive                                     06810
             Danbury, Connecticut                                (Zip code)
   (Address of principal executive offices)



       Registrant's telephone number, including area code: (203) 794-1100

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                                   ATMI, INC.
                                    FORM 8-K
                                 CURRENT REPORT

                                TABLE OF CONTENTS

                                                                           Page
                                                                           ----

Item 7.     Exhibits.........................................................3

Item 9.     Regulation FD Disclosure.........................................3

Signature....................................................................4




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Item 7. Exhibits.

Exhibit No.    Description
-----------    -----------

99.1 Press Release, dated April 23, 2003, entitled "ATMI Reports First Quarter Financial Results."

Item 9.        Regulation FD Disclosure.

  In accordance with SEC Release No. 33-8216, the following information, intended to be furnished under "Item 12. Results of Operations and Financial Condition," is instead furnished under "Item 9. Regulation FD Disclosure."

  On April 23, 2003, ATMI, Inc., a Delaware corporation, issued a press release announcing its financial results for the first quarter of 2003. A copy of ATMI's press release is attached hereto as Exhibit 99.1.




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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, ATMI, Inc. has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 23, 2003

                                       ATMI, INC.


                                       By: /s/ Eugene G. Banucci
                                          -----------------------------------
                                          Eugene G. Banucci, Ph.D.
                                          Chief  Executive  Officer,  Chairman
                                          of the Board and Director





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